EXHIBIT 99.6

Schedule of Transactions in response to Item 5(c)

The following tables set forth all transactions in shares of Common Stock effected by the Reporting Person since the filing of Amendment No. 2 on September 22, 2026, on behalf of the investment vehicles it manages.  All such transactions were effected in the open market through a broker, and the prices per share exclude commissions.  The transactions were executed in multiple lots at prices ranging from the Low Price per Share to the High Price per Share, inclusive, as identified in the tables below.  The Reporting Person undertakes to provide to the Issuer, any security holder of the Issuer, or the staff of the Securities and Exchange Commission, upon request, full information regarding the number of shares of Common Stock purchased or sold at each separate price within the ranges set forth in the tables below.

For the Account of Acacia Partners, L.P.:

Date	Quantity	Purchase or Sale	Volume-Weighted Average Price per Share	Low Price per Share	High Price per Share
9/24/2026	75,756	Purchase	$247.998(1)	$246.50(1)	$252.905(1)
9/25/2026	50,532	Purchase	$252.0605(1)	$247.19(1)	$253.85(1)
9/28/2026	129,372	Purchase	$243.5757(1)	$239.405(1)	$250.91(1)
9/29/2026	40,500	Purchase	$239.4842(1)	$235.11(1)	$244.83(1)

For the Account of Acacia Conservation Fund, LP:

Date	Quantity	Purchase or Sale	Volume-Weighted Average Price per Share	Low Price per Share	High Price per Share
9/28/2026	4,100	Purchase	$243.5757(1)	$239.405(1)	$250.91(1)
9/29/2026	28,148	Purchase	$239.4842(1)	$235.11(1)	$244.83(1)

(1)
The volume-weighted average price per share, low price per share, and high price per share, broken out by $1.00 price ranges consistent with SEC staff guidance, for these transactions are set forth in the tables below:

Lot 1	DATE	QUANTITY
	9/24/2026	17,647
VWAP	MIN PRICE	MAX PRICE
247.2620539	246.50	247.495
Lot 2	DATE	QUANTITY
	9/24/2026	42,495
VWAP	MIN PRICE	MAX PRICE
247.9635263	247.545	248.5425
Lot 3	DATE	QUANTITY
	9/24/2026	15,052
VWAP	MIN PRICE	MAX PRICE
248.8463068	248.57	249.42
Lot 4	DATE	QUANTITY
	9/24/2026	322
VWAP	MIN PRICE	MAX PRICE
250.1501242	249.70	250.58
Lot 5	DATE	QUANTITY
	9/24/2026	80
VWAP	MIN PRICE	MAX PRICE
251.2225	250.91	251.535
Lot 6	DATE	QUANTITY
	9/24/2026	160
VWAP	MIN PRICE	MAX PRICE
252.56375	252.04	252.905

Lot 1	DATE	QUANTITY
	9/25/2026	3,011
VWAP	MIN PRICE	MAX PRICE
247.7804583	247.19	247.90
Lot 2	DATE	QUANTITY
	9/25/2026	857
VWAP	MIN PRICE	MAX PRICE
248.6920315	248.33	249.28
Lot 3	DATE	QUANTITY
	9/25/2026	2,337
VWAP	MIN PRICE	MAX PRICE
249.6290039	249.345	250.28
Lot 4	DATE	QUANTITY
	9/25/2026	315
VWAP	MIN PRICE	MAX PRICE
250.5352381	250.40	250.80
Lot 5	DATE	QUANTITY
	9/25/2026	30,460
VWAP	MIN PRICE	MAX PRICE
252.3511227	251.79	252.77
Lot 6	DATE	QUANTITY
	9/25/2026	13,517
VWAP	MIN PRICE	MAX PRICE
253.0237478	252.795	253.7825
Lot 7	DATE	QUANTITY
	9/25/2026	35
VWAP	MIN PRICE	MAX PRICE
253.85	253.85	253.85

Lot 1	DATE	QUANTITY
	9/28/2026	12,560
VWAP	MIN PRICE	MAX PRICE
239.5000633	239.405	240.00
Lot 2	DATE	QUANTITY
	9/28/2026	1,672
VWAP	MIN PRICE	MAX PRICE
240.8285018	240.62	241.60
Lot 3	DATE	QUANTITY
	9/28/2026	34,446
VWAP	MIN PRICE	MAX PRICE
242.2667211	241.72	242.71
Lot 4	DATE	QUANTITY
	9/28/2026	34,593
VWAP	MIN PRICE	MAX PRICE
243.2333952	242.725	243.715
Lot 5	DATE	QUANTITY
	9/28/2026	15,442
VWAP	MIN PRICE	MAX PRICE
244.1312528	243.73	244.65
Lot 6	DATE	QUANTITY
	9/28/2026	19,257
VWAP	MIN PRICE	MAX PRICE
245.54175	244.75	245.69
Lot 7	DATE	QUANTITY
	9/28/2026	2,571
VWAP	MIN PRICE	MAX PRICE
246.1898425	245.79	246.61
Lot 8	DATE	QUANTITY
	9/28/2026	7,741
VWAP	MIN PRICE	MAX PRICE
247.398207	246.79	247.73
Lot 9	DATE	QUANTITY
	9/28/2026	942
VWAP	MIN PRICE	MAX PRICE
248.3330998	247.96	248.84
Lot 10	DATE	QUANTITY
	9/28/2026	4,018
VWAP	MIN PRICE	MAX PRICE
249.5297611	249.07	250.01
Lot 11	DATE	QUANTITY
	9/28/2026	230
VWAP	MIN PRICE	MAX PRICE
250.3504348	250.07	250.91

Lot 1	DATE	QUANTITY
	9/29/2026	2,821
VWAP	MIN PRICE	MAX PRICE
235.6334711	235.11	236.0989
Lot 2	DATE	QUANTITY
	9/29/2026	12,942
VWAP	MIN PRICE	MAX PRICE
236.4807952	236.14	237.11
Lot 3	DATE	QUANTITY
	9/29/2026	3,292
VWAP	MIN PRICE	MAX PRICE
237.8378998	237.145	238.12
Lot 4	DATE	QUANTITY
	9/29/2026	523
VWAP	MIN PRICE	MAX PRICE
238.7989828	238.2973	239.00
Lot 5	DATE	QUANTITY
	9/29/2026	14,570
VWAP	MIN PRICE	MAX PRICE
239.5223353	239.325	240.29
Lot 6	DATE	QUANTITY
	9/29/2026	28,791
VWAP	MIN PRICE	MAX PRICE
240.8724833	240.3268	241.32
Lot 7	DATE	QUANTITY
	9/29/2026	4,249
VWAP	MIN PRICE	MAX PRICE
241.6865664	241.33	242.30
Lot 8	DATE	QUANTITY
	9/29/2026	980
VWAP	MIN PRICE	MAX PRICE
242.9245918	242.39	243.18
Lot 9	DATE	QUANTITY
	9/29/2026	320
VWAP	MIN PRICE	MAX PRICE
243.85875	243.42	244.06
Lot 10	DATE	QUANTITY
	9/29/2026	160
VWAP	MIN PRICE	MAX PRICE
244.83	244.83	244.83